EXHIBIT 23
                                                                      ----------

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------

As independent certified public accountants, we hereby consent to the incorporation of our report dated March 3, 2005 included in this Form 10-KSB into SLS International, Inc.'s previously filed Registration Statements on Form S-2 (File No. 333-122480), Form SB-2 (File No. 333-118346) and Form SB-2 (file
No. 333-108302).


/s/  WEAVER & MARTIN, LLC


Kansas City, Missouri,
    March 28, 2005